INVESCO ADVISOR FUNDS, INC.

               Supplement to Prospectus dated December 31, 1996

The Section of the INVESCO Advisor Funds, Inc. Prospectus entitled "Management" is to (1) delete the last sentence of the fifth paragraph and (2) substitute the following sentences in its place:

            ISI, ICM, IRA and IMR are indirect wholly owned subsidiaries of AMVESCO PLC. AMVESCO PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world. Subject to obtaining shareholder approval at its regular Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. ISI, ICM, IRA and IMR will continue to operate under their existing names. AMVESCO has approximately $165 billion in assets under management.

This Supplement supersedes the supplement dated January 9, 1997.

The date of this Supplement is March 31, 1997.


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                           INVESCO ADVISOR FUNDS, INC.

              Supplement to Statement of Additional Information
                             dated December 31, 1996

A. The Section of the INVESCO Advisor Funds, Inc. Statement of Additional Information entitled "The Advisory and Sub-
      Advisory Agreements is amended to (1) delete the fifth paragraph and (2) substitute the following new paragraph in its place:

                  ICM,  IMR and IRA are  wholly  owned  subsidiaries  of INVESCO
            North American Holdings, Inc. ("INAH"), a Delaware corporation, which is a wholly owned subsidiary of AMVESCO PLC. AMVESCO PLC, a publicly-traded holding company that, through its subsidiaries engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world with approximately $165 billion in assets under management. Subject to obtaining shareholder approval at its regular Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997.

B. The Section of the INVESCO Advisor Funds, Inc. Statement of Additional Information entitled "The Advisory and Sub-
      Advisory    Agreements    is   amended   to   (1)   delete   the   ninth
      paragraph and (2) add the following new paragraphs nine, ten, eleven and twelve:

                  A I M  Advisors,  Inc.  of  Houston,  Texas is a  wholly-owned subsidiary of AMVESCO PLC and provides investment advisory and administrative services for retail and institutional mutual funds.

                  A  I  M  Capital   Management,   Inc.  of   Houston,   Texas
            is   a    wholly-owned    subsidiary    of    AMVESCO    PLC   and
            provides    investment    advisory    services   to   individuals,
            corporations,      pension     plans     and     other     private
            investment   advisory   accounts   and  also   serves  as  a  sub-
            advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

                  A   I   M    Distributors,    Inc.   and   Fund   Management
            Company of Houston, Texas, both wholly-owned subsidiaries of AMVESCO PLC, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

                  The  corporate  headquarters  of AMVESCO PLC are located at 11
            Devonshire Square, London, EC2M 4YR, England.


C. The Section of the INVESCO Advisor Funds, Inc.'s, Statement of Additional Information entitled "Distribution of Shares" is amended to delete the fourth sentence of the first paragraph of this section, and substitute for the deleted sentence the following new sentence:

                  Continuation of the Plan is approved annually.


D. The Section of the INVESCO Advisor Funds, Inc.'s Statement of Additional Information entitled "Distribution of Shares" is amended to add the following new sentence at the end of the first paragraph of this section.

                  With  respect to the Fund,  the board of directors on February
            4, 1997, approved amending the Plan, effective January 1, 1997, to convert the Plan to a compensation type Rule 12b-1 plan. This amendment of the Plan will not result in increasing the amount of any Fund's payments thereunder.

The date of this Supplement is March 31, 1997.